UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 13, 2011

BIO-PATH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Utah	000-53404	87-0652870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2626 South Loop, Suite 180, Houston, Texas	77054
(Address of principal executive offices)	(Zip Code)

801-580-2326
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 13, 2011, Bio-Path Holdings, Inc. (the “Company”) issued a press release titled “Bio-Path Holdings’ Initial Phase I Data in Leukemia Clinical Trial Demonstrates that Its Neutral Lipid Delivery Technology Antisense Drug BP-100-1.01 (Liposomal Grb-2) Is Well Tolerated with Activity Seen at Low-Starting Dose.”

A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release dated December 13, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-PATH HOLDINGS, INC.

Dated: December 13, 2011	By:	/s/ Peter H. Nielsen
Peter H. Nielsen
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated December 13, 2011